Prospectus and Statement of Additional Information (SAI) Supplement – July 9, 2012

to the Prospectuses and SAI, as supplemented, of the following fund:

Fund	Prospectuses Dated	SAI Dated
Columbia Marsico Flexible Capital Fund	10/28/2011	7/1/2012

Effective July 20, 2012, A. Douglas Rao no longer serves as Portfolio Manager of the Fund and the following changes are hereby made to the prospectuses of the Fund.

The information under the caption “Fund Management” in the Summary of the Fund is superseded and hereby replaced with the following:

Investment Manager: Columbia Management Investment Advisers, LLC

Subadviser: Marsico Capital Management, LLC

Portfolio Manager	Title	Managed Fund Since
Munish Malhotra, CFA	Co-Portfolio Manager	July 2012
Jordon Laycob	Co-Portfolio Manager	July 2012

The information about the portfolio managers under the caption “Fund Management and Compensation” under More Information About the Fund is superseded and hereby replaced with the following:

Munish Malhotra, CFA

Co-Portfolio Manager. Service with the Fund since July 2012.

Mr. Malhotra is a senior analyst and portfolio manager. He has been associated with Marsico Capital as an investment professional since 2003 and has more than 10 years of experience in the financial services industry. Prior to joining Marsico Capital, Mr. Malhotra was an international equities analyst at Driehaus Capital Management. He holds a Bachelor’s degree in Economics from Loyola University of Chicago.

Jordon Laycob

Co-Portfolio Manager. Service with the Fund since July 2012.

Mr. Laycob is a senior analyst and portfolio manager. He is one of the founding members of Marsico Capital and has been with Marsico Capital since its inception in October 1997. He has over 15 years of experience in the financial services industry. Prior to joining Marsico Capital, Jordon spent four years at Janus Capital as a fixed-income analyst and trader. He graduated from Emory University with a Bachelor’s degree in Political Science.

The remainder of the section is unchanged.

Effective July 20, 2012, the following changes are hereby made to the SAI of the Fund.

The information in the Statement of Additional Information, Table 10. Portfolio Managers, in the section entitled “Service Provider” for the above mentioned fund is hereby superseded and replaced with the following:

Portfolio Managers. For all funds other than money market funds, the following table provides information about the funds’ portfolio managers as of Dec. 31, 2011, unless otherwise noted below. All shares of the Variable Portfolio funds are owned by life insurance companies and Qualified Plans, and are not available for purchase by individuals. Consequently no portfolio manager owns any shares of Variable Portfolio funds.

Fund	Portfolio Manager	Other Accounts Managed (excluding the fund)			Potential Conflicts of Interest	Structure of Compensation
		Number and type of account(a)	Approximate Total Net Assets	Performance Based Accounts(b)
Marsico Growth	Munish Malhotra(c)	14 RICs 1 PIV 8 other accounts	$3.49 billion $16.0 million $394.0 million	None	(9)	(I)
	Jordon Laycob(c)	None	N/A	N/A

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of June 30, 2012.

The rest of this section remains the same.

S-6403-1 A (7/12)